UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Paula M. SeGuin

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 1, 2013
Paula M. SeGuin
President, Assistant Secretary Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Melissa J. T. Hall

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J.T. Hall	Dated as of April 1, 2013
Melissa J. T. Hall
Assistant Treasurer, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Terry J. Kryshak

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry J. Kryshak	Dated as of March 14, 2013
Terry J. Kryshak
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of March 14, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

H. Carroll Mackin

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:		Dated as of April 1, 2013
H. Carroll Mackin
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Tamrha Mangelsen

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha Mangelsen	Dated as of April 1, 2013
Tamrha Mangelsen
Treasurer, Chief Financial Officer

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Esther L. Nelson

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Esther L. Nelson	Dated as of April 1, 2013
Esther L. Nelson
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

John Steven Roberts

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ John Steven Roberts	Dated as of April 1, 2013
John Steven Roberts
Chief Executive Officer, Chairman of the Board, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

Julie Cosio

does hereby authorize Lisa Proch or Brian Buckley, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-1 for the File Numbers listed on Appendix A attached hereto, with respect to Union Security Life Insurance Company of New York and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Julie Cosio	Dated as of April 1, 2013
Julie Cosio
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney

Dated as of April 1, 2013

Filed on Form S-1

File Numbers:

333-166472

333-166461